Tax and social security obligations	12 Months Ended
Dec. 31, 2020
Tax and Social Security Obligations [Abstract]
Tax and social security obligations	Tax and social security obligations

	2020	2019

Income Tax (IRPJ and CSLL)	261,490	264,258
Contributions over revenue (PIS and COFINS)	46,136	34,247
Taxes on services (ISS)	23,729	18,141
Contributions for Social Security (INSS)	65,540	7,712
Others	38,954	20,973
Total	435,849	345,331
Current	435,849	345,331
Non-current	—	—
The Group income tax liability is presented net of tax assets which the entities are allowed to offset during current year. The line includes current Corporate Income Tax (CIT) liability of R$536,422 (594,037 - 2019) and Prepayments CIT of R$291,973 (361,771 – 2019). The line also includes taxes that XP is responsible to pay on behalf of its clients (i.e., withholding taxes over client’s investments) in the amount of R$20,219 (R$31,992 – 2019).